UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
April 22, 2003

Maxtor Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-14016	77-0123732
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

500 McCarthy Blvd., Milpitas, California 95035
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(408) 894-5000

Maxtor Corporation hereby amends its Current Report on Form 8-K, as furnished to the Securities and Exchange Commission on April 23, 2003, in order to provide information concerning management’s reasons for using non-GAAP financial measures in Exhibits 99.1 and 99.2 attached to such Form 8-K.

Item 7. Financial Statements and Exhibits

(c)  Exhibits.

Exhibit 99.1  Earnings release, dated April 22, 2003, regarding the first quarter 2003 results of Maxtor Corporation.

Exhibit 99.2  Script of earnings call, held on April 22, 2003, regarding the first quarter 2003 results of Maxtor Corporation.

Item 9. Regulation FD Disclosure

The following information is furnished pursuant to Item 12 of Form 8-K, “Results of Operations and Financial Condition”. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. On April 22, 2003, Maxtor Corporation issued a press release announcing its financial results for the fiscal quarter ended March 29, 2003 and held a conference call regarding those results.

The press release and script of the conference call relating to the financial results for the fiscal quarter ended March 29, 2003, are attached hereto as Exhibits 99.1 and 99.2.

The Company provides in the press release and conference call certain non-GAAP financial measures, including pro forma net income and pro forma net income per share. As used herein, “GAAP” refers to accounting principles generally accepted in the United States. These non-GAAP financial measures exclude from the directly comparable GAAP measures, amortization of intangible assets and stock compensation expense. As required by Regulation G, the press release contains a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures. The Company believes the non-GAAP measures are useful to investors because they provide an alternative method for measuring the operating performance of the Company’s business, excluding certain non-cash items that would normally be included in the most directly comparable GAAP financial measure. The Company’s management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the Company’s operating performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as reported by the Company may not be comparable to similarly titled items reported by other companies.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

MAXTOR CORPORATION

By: /s/ Glenn H. Stevens

Name: Glenn H. Stevens Title: Sr. Vice President, General Counsel and Secretary

Date: May 1, 2003

Exhibit	Description

99.1	Earnings release, dated April 22, 2003, regarding the first quarter 2003 results of Maxtor Corporation.*

99.2	Script of earnings call, held on April 22, 2003, regarding the first quarter 2003 results of Maxtor Corporation.*

*	Incorporated by reference to exhibits included with Maxtor Corporation’s Current Report on Form 8-K, furnished to the Securities and Exchange Commission on April 23, 2003.